UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2020

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer. On March 5, 2020, Neuronetics, Inc. (the “Company”) and Christopher A. Thatcher mutually agreed that Mr. Thatcher will cease serving as the Company’s President and Chief Executive Officer, effective immediately. In addition, Mr. Thatcher also resigned as a director of the Company’s Board of Directors (the “Board”) as of March 5, 2020. Mr. Thatcher will remain employed by the Company during a transition period, which is expected to continue through May 1, 2020. During the transition period, Mr. Thatcher will provide transition services and advice as requested by the Company from time to time. In connection with Mr. Thatcher’s separation of service, he will receive the severance benefits described on pages 28 and 29 of the Company’s Definitive 2019 Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2019.

Creation of Office of the President. Effective March 5, 2020, the Board also created an Office of the President, whose members will continue to implement and provide leadership for the Company’s strategic initiatives and day to day activities until a new Chief Executive Officer is appointed. The Office of the President consists of Stephen Furlong, Chief Financial Officer, and W. Andrew Macan, General Counsel, both of whom will remain in their current positions while carrying out their new responsibilities. The Board appointed Brian Farley, the Chairman of the Board, as the liaison to the Office of the President.

Mr. Furlong, 56, has served as the Company’s Vice President and Chief Financial Officer since July 2019. Prior to joining the company, Mr. Furlong worked at Metabolon, a private life science company in metabolomics, a phenotyping technology for advancing biomarker discovery, diagnostic testing and precision medicine, from November 2017 to July 2019, where he most recently served as Senior Vice President of Finance and Corporate Secretary. Prior to joining Metabolon, Mr. Furlong was Vice President Finance at Verscend Technologies from February 2017 to June 2017. From April 2015 to September 2016, Mr. Furlong served as Chief Financial Officer of Rapid Micro Biosystems, which manufactures and distributes products for detection of microbial contamination. Before joining Rapid Micro Biosystems, Mr. Furlong spent 14 years at Hologic, a publicly-traded medical technology company, where he held a number of roles of increasing responsibilities, most recently Senior Vice President, Finance and Sales Administration. Prior to his experience at Hologic, Mr. Furlong held positions at Safety 1st, Stratus Computer Inc., and Raytheon Company. Mr. Furlong received his B.A. in Political Science from The Pennsylvania State University and his Master of Finance degree from Bentley University.

Mr. Macan, 47, has served as the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since January 2020. Prior to joining the Company, Mr. Macan was Senior Vice President, General Counsel and Corporate Secretary of U.S. Silica Holdings, Inc., a Russell 2000 diversified minerals company, from October 2018 until January 2020. Mr. Macan served in roles of increasing responsibility with Axalta Coating Systems, LLC, from October 2013 until October 2018, most recently as General Counsel and Chief Compliance Officer, Americas, and The Chubb Corporation, from October 2003 until October 2013, including as Vice President, Corporate Counsel and Secretary for over eight years. Mr. Macan began his career in private practice at Ballard Spahr LLP and Dechert LLP. Mr. Macan earned a B.A. in Government from Franklin & Marshall College and his J.D. from Emory University School of Law with distinction and Order of the Coif.

There are no arrangements or understandings between Mr. Furlong or Mr. Macan, on the one hand, and any other person, on the other hand, pursuant to which either Mr. Furlong or Mr. Macan was selected as an officer of the Company, and there is no family relationship between Mr. Furlong or Mr. Macan, on the one hand, and any of the Company’s other directors or executive officers, on the other hand. Neither Mr. Furlong nor Mr. Macan are parties to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

In connection with their appointment to the Office of the President, on March 5, 2020, the Compensation Committee of the Board (the “Compensation Committee”) awarded to each of Messrs. Furlong and Macan: (i) a cash bonus of $60,000 to be paid ratably over four months beginning in March 2020 and (ii) a grant of 20,000 restricted stock units (“RSUs”) under the Company’s 2018 Equity Incentive Plan (the “Plan”), which will vest in three substantially equal annual installments on the first, second and third anniversaries of the date of grant, subject to each person’s continued employment by the Company on each such vesting date. In connection with his appointment as the liaison of the Board to the Office of the President, the Compensation Committee also awarded to Brian Farley: (i) a cash payment of $15,000 per month beginning in March 2020, which compensation will be reviewed on a quarterly basis by the Compensation Committee, and (ii) 20,000 RSUs under the Plan, which shall vest on the first anniversary of the date of the grant, subject to Mr. Farley’s continuous service to the Company through such date.

Item 7.01.	Regulation FD Disclosure.

On March 5, 2020, the Company issued a press release announcing the Board and management changes discussed above. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of Neuronetics, Inc., dated March 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: March 6, 2020	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	VP, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)